UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 27, 2006

                            NEAH POWER SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


--------------------------------------------------------------------------------
          NEVADA                   000-49962                88-0418806
--------------------------------------------------------------------------------
     (State or other       (Commission File Number)        (IRS Employer
     jurisdiction of                                    Identification No.)
      incorporation)
--------------------------------------------------------------------------------


             22122 20th Ave SE, Suite 161, Bothell, Washington 98021 (Address of principal executive offices, including zip code)

                                 (425) 424-3324
              (Registrant's telephone number, including area code)

FORWARD-LOOKING STATEMENTS UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995:

This Current Report contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to, demand and acceptance of services, changes in governmental policies and regulations applicable to the mining industry, economic conditions, the impact of competition and pricing, and other risks defined in this document and in statements filed from time to time with the Securities and Exchange Commission. All such forward-looking statements, whether written or oral, and whether made by or on behalf of the Company, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

BACKGROUND: Our subsidiary Neah Power Washington has historically used funds derived primarily from the private placement of its securities to fund operations and on April 27, 2006, we closed on a private placement of 4,600,000 common shares at $0.50 per share and recorded net proceeds of $2,140,000, consisting of gross proceeds of $800,000 in cash and a promissory note issued to us by Kevin Luetje in the amount of $1,500,000, less commissions in the amount of $160,000.

AMENDMENT TO DEFINITIVE AGREEMENT: To date, payments of $1,390,000 have been made on the note. On October 23, 2006, we amended and restated the note and related pledge agreement to postpone the maturity date of the note and to reflect amounts payable thereunder. There is presently a balance of $138,990 due and payable under the note, consisting of $110,000 in principal and $28,990 in accrued interest. The note is due on November 3, 2006.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(c)               Exhibits

Exhibit 10.1 Amended and Restated Note issued to the Registrant by Kevin Luetje and the related Pledge Agreement, each dated as of October 23, 2006. (1)

(1)               Filed herewith.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: October 27, 2006

                                    NEAH POWER SYSTEMS, INC.

                                    By:    /s/ David M. Barnes
                                           -------------------

                                    Name:  David M. Barnes
                                    Title: Chief Financial Officer